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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 20, 2001



                                KITTY HAWK, INC.
               (Exact name of registrant as specified in charter)


         Delaware                         0-25202                75-2564006
(State or other jurisdiction      (Commission File Number)     (IRS Employer
     of incorporation)                                       Identification No.)

    1515 West 20th Street
      P.O. Box 612787
     Dallas/Fort Worth
International Airport, Texas                                        75261
   (Address of principal                                         (Zip Code)
     executive offices)


       Registrant's telephone number, including area code: (972) 456-2200

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

          Kitty Hawk, Inc. (the "Company") is filing herewith the Monthly Operating Reports of Debtors and Debtors in Possession for the period ended February 28, 2001 that the Company filed with the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division on March 20, 2001 in connection with the Company's and its subsidiaries' ongoing proceedings under Chapter 11 of the United States Bankruptcy Code (11 U.S.C. Sections 101-1330), Case No. 400-42069-BJH and Case Nos. 400-42141 through Case Nos. 400-42149, jointly administered under Case No. 400-42141-BJH.

          THE MONTHLY OPERATING REPORTS FILED HEREWITH CONTAIN UNAUDITED FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT ARE SUBJECT TO FUTURE RECONCILIATIONS AND ADJUSTMENTS, INCLUDING SIGNIFICANT WRITE-DOWNS OF ASSET VALUES, WHICH THE COMPANY ANTICIPATES WOULD RESULT IN A DEFICIT IN THE COMPANY'S STOCKHOLDERS' EQUITY.

ITEM 7. EXHIBITS.

(c)       Exhibits

          99.1 Monthly Operating Report for Kitty Hawk, Inc. for the Period Ended February 28, 2001 (1)

          99.2 Monthly Operating Report for Kitty Hawk Aircargo, Inc. for the Period Ended February 28, 2001 (1)

          99.3 Monthly Operating Report for Kitty Hawk Charters, Inc. for the Period Ended February 28, 2001 (1)

          99.4 Monthly Operating Report for Kitty Hawk International, Inc. for the Period Ended February 28, 2001 (1)

          99.5 Monthly Operating Report for Kitty Hawk Cargo, Inc. for the Period Ended February 28, 2001 (1)

          99.6 Monthly Operating Report for O.K. Turbines, Inc. for the Period Ended February 28, 2001 (1)

          99.7 Monthly Operating Report for Longhorn Solutions, Inc. for the Period Ended February 28, 2001 (1)

          99.8 Monthly Operating Report for Aircraft Leasing, Inc. for the Period Ended February 28, 2001 (1)

          99.9 Monthly Operating Report for American International Travel, Inc. for the Period Ended February 28, 2001 (1)

          99.10 Monthly Operating Report for Flight One Logistics, Inc. for the Period Ended February 28, 2001 (1)
         ----------------------
          (1) The Company agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Commission upon its request.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           KITTY HAWK, INC.

Date: April 12, 2001
                                           By:  /s/ Tilmon J. Reeves
                                              ---------------------------------
                                           Name:  Tilmon J. Reeves
                                           Title: Chairman of the Board and
                                                  Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit
Number    Description
------    -----------

99.1 Monthly Operating Report for Kitty Hawk, Inc. for the Period Ended February 28, 2001

99.2 Monthly Operating Report for Kitty Hawk Aircargo, Inc. for the Period Ended February 28, 2001

99.3 Monthly Operating Report for Kitty Hawk Charters, Inc. for the Period Ended February 28, 2001

99.4 Monthly Operating Report for Kitty Hawk International, Inc. for the Period Ended February 28, 2001

99.5 Monthly Operating Report for Kitty Hawk Cargo, Inc. for the Period Ended February 28, 2001

99.6 Monthly Operating Report for OK Turbines, Inc. for the Period Ended February 28, 2001

99.7 Monthly Operating Report for Longhorn Solutions, Inc. for the Period Ended February 28, 2001

99.8 Monthly Operating Report for Aircraft Leasing, Inc. for the Period Ended February 28, 2001

99.9 Monthly Operating Report for American International Travel, Inc. for the Period Ended February 28, 2001

99.10 Monthly Operating Report for Flight One Logistics, Inc. for the Period Ended February 28, 2001